EXIBIT 10.2

REGISTRATION RIGHTS AGREEMENT
Dated as of August 5, 2005
TERREMARK WORLDWIDE, INC.
and the
HOLDERS (AS DEFINED HEREIN)

     This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 5, 2005, among Terremark Worldwide, Inc., a Delaware corporation (the “Company”) and each of the Holders (as defined herein).
     WHEREAS, Terremark Europe, Inc., a Florida corporation (“Terremark Europe”) and the Holders are entering into an Agreement for the Sale and Purchase of the Entire Issued Share Capital of Dedigate N.V. (the “Stock Purchase Agreement”), of even date herewith, pursuant to the terms of which, Terremark Europe will purchase from the Holders all of the issued and outstanding share capital of Dedigate N.V. (“Dedigate”); and
     WHEREAS, the Holders will receive in the transaction contemplated by the Stock Purchase Agreement shares of the common stock, par value $0.001 of the Company, ultimate parent to Terremark Europe (the “Company Common Stock”); and
     WHEREAS, the resale of the Shares (as defined herein) may require registration under the Securities Act (as defined herein); and
     WHEREAS, the Company desires to provide certain registration rights to the Holders in order to induce the Holders to sell their shares in Dedigate to Terremark Europe pursuant to the terms of the Stock Purchase Agreement.
     NOW, THEREFORE, in consideration of the premises and covenants set forth in the Stock Purchase Agreement and this Agreement, the parties agree as follows:
     1. Definitions. Terms defined in the Stock Purchase Agreement are used as therein defined unless otherwise defined in this Agreement. In addition, the following terms shall have the meanings indicated:
          “Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.
          “Holder” or “Holders” means (i) the Sellers set forth in Schedule A attached hereto and (ii) any subsequent holder or holders of any of the Shares that remain as “restricted securities” within the meaning of Rule 144 of the Commission under the Securities Act.
          “Limitation Period” means a 180-day limitation period commencing on the date the registration statement filed under the terms hereof is declared effective by the Commission.
          “Majority Holders” means Holders who beneficially own a number of Shares equal to greater than fifty percent (50%) of the aggregate Shares received by the Holders pursuant to the Stock Purchase Agreement.
          “Shares” mean (i) the shares of the Company Common Stock acquired by the Holders pursuant to the Stock Purchase Agreement at the Closing, (ii) any additional shares of capital stock of the Company received as a result of a stock dividend, stock split or other distribution with respect to any Shares, or (iii) any other shares of capital stock of the Company or any successor thereof received with respect to any Shares as a result of any merger, reorganization or recapitalization.
     2. Registration Rights of the Holders.
          (a) The Company shall file a registration statement (the “Registration Statement”) with the Commission within 30 days after the date hereof in order to register the resale of all of the Shares under the Securities Act (the “Registration Statement”). Once effective, the Company shall continuously maintain the effectiveness of the Registration Statement until the earlier of (i) date that all of the Shares have been sold or (ii) the date that all of the Shares may be freely traded without registration under Rule 144 promulgated under the Securities Act. The Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act within 120 days after the date hereof. The Company shall be obligated to register Shares pursuant to this Section 2(a) only once for the Holders; provided, however, that such obligation shall be deemed satisfied only when a registration statement or statements covering all Shares shall have become effective, unless such registration statement is withdrawn or otherwise fails to become effective at the request of the Holders.
     3. Reserved.
     4. Registration Procedures.
          (a) In connection with any registration statement filed pursuant to Section 2, the Company will, as soon as practicable and/or otherwise in accordance with the time periods provided herein:
               (i) prepare and file with the Commission such registration statement and such amendments and supplements to such registration statement and the prospectus used in connection therewith continuously as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement, until the earlier of (A) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition (including methods described in any amendment or supplement to a prospectus referred to in (ii) below) by the Holder or Holders thereof set forth in such registration statement or (B) the date that all of the Shares may be freely traded without registration under Rule 144 promulgated under the Securities Act;
               (ii) furnish to Holders desiring to sell under such registration statement that number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holders may reasonably request;
               (iii) use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (not exceeding five (5) in number in the case of a non-underwritten offering) as the Majority Holders shall reasonably request, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Shares covered by the registration statement; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation, file any general consent to service of process or subject itself to taxation under the laws of any such jurisdiction;
               (iv) use its commercially reasonable efforts to cause all Shares covered by such registration statement to be listed on the American Stock Exchange or any other self-regulatory organization or exchange upon which shares of the Company’s Common Stock are then listed;
               (v) promptly notify each Holder of Shares covered by such registration statement and the Representative, if any, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made. Thereafter, the Company shall use commercially reasonable efforts to prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Company of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and
               (vi) until any such registration statement is declared effective by the Commission, promptly provide to the Holders (in accordance with the notice provisions of the Stock Purchase Agreement and subject to the confidentiality provisions therein) copies of such registration statement and any related documents filed with the Commission in connection therewith and copies of all correspondence with or from the Commission relating to the registration statement.
          (b) The Company may require each Holder of Shares as to which any registration is being effected to (i) furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) otherwise agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Shares.
          (c) Upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of Section 4(a) hereof, such Holder will forthwith discontinue such Holder’s disposition of Shares pursuant to the registration statement relating to such Shares until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (v) of Section 4(a) hereof, or until it is advised in writing by the

Company that the use of the applicable prospectus may be resumed, and, if so directed by the Company, such Holder will promptly deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Shares current at the time of receipt of such notice. The Company may not cause the cessation of the sale of shares pursuant to this paragraph for more than an aggregate of 90 days during any twelve-month period.
          (d) Reserved.
          (e) If the Company suspends a registration statement or requires Holders to cease sales of Shares pursuant to this Section 4, the Company shall, as promptly as practicable following the termination of the circumstances that entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such registration statement and/or give written notice to all Holders of Shares authorizing them to resume sales pursuant to such registration statement.
     5. Registration Expenses. The costs and expenses (other than underwriting discount or commission, and other fees, expenses or costs payable to any underwriter, broker or dealer and such fees and expenses as state securities officials may require that the Holders pay) of all registrations and qualifications under the Securities Act, and all other actions that the Company is required to take or effect pursuant to this Agreement, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, and fees and disbursements of counsel for the Company); provided, however, that legal expenses shall be limited to the reasonable fees of one counsel chosen by the Majority Holders to represent all of the Holders.
     6. Limitation Period. Each Holder agrees by acquisition of the Shares not to engage prior to the expiration of the Limitation Period in any disposition through sale or other form of transfer (other than (a) a transfer to such Holder’s spouse, lineal descendants, parents, grandparents, any family limited partnership, limited liability company or trust or other fiduciary relationship solely for the benefit of such persons so long as the transferee agrees to be bound by the provisions of this Section 6 or (b) a transfer to another Holder so long as the transferee Holder agrees to be bound by the provisions of this Section 6 with respect to any Shares so transferred) of such number of shares in any given day, when aggregated with sales or transfers by all other Holders on such day, exceeding twenty percent (20%) of the average daily trading volume of the Company’s Common Stock reported by the American Stock Exchange during the calendar week preceding the transfer by such Holder. Notwithstanding the foregoing, Purchaser agrees that the limitations contained in this Section 6 may be waived by it from time to time (in its reasonable discretion) in connection with one or more block trades coordinated by Sellers through a broker-dealer of appropriate size and international standing to which Purchaser consents, which consent shall not be unreasonably withheld.

     7. Indemnification.
          (a) With respect to the registration of Shares required under Section 2 hereof , the Holders participating in any sale thereunder shall indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Securities Act and the officers, directors, agents and employees of the Company within the meaning of the Securities Act and the officers, directors, agents and employees of the Company and of each such controlling person, to the fullest extent permitted by law, against any losses, claims, damages or liabilities, joint or several, to which the Company or other person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which an offering of Shares was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any sale of any Shares by such Holder pursuant to the registration statement to any person, if such Holder (x) failed to send or give a copy of the prospectus, as the same may be then supplemented or amended, to such person within the time required by the Securities Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such prospectus was corrected in the prospectus, as amended or (y) engaged in such sale in breach of its agreement pursuant to Section 4(c) hereof. In addition, such Holders will reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that each Holder will be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon (A) an untrue statement or omission or alleged untrue statement or omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder as a selling shareholder specifically for use in the preparation thereof or (B) sales of any Shares as described in clause (ii) above by such Holder. Notwithstanding the provisions of this Section 7(a), no Holder shall be liable for any amount under this Section 7(a) that is in excess of the amount by which the total proceeds received by such Holder from the sale of such Holder’s Shares exceeds the amount of any damages that such Holder may otherwise be liable for hereunder.
          (b) The Company shall indemnify and hold harmless the Holders and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Holder, any Shares, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement filed by the Company under the Securities Act with respect to the registration of the Shares, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holders or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of each Holder and underwriter; provided, however, that the indemnification in this Section 7(b) with respect to any prospectus shall not inure to the benefit of any Holder or underwriter (or to the benefit of any person controlling any Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Shares by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to such Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the Company prior to such sale and provided further, that the Company shall not be obligated to so indemnify any Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the any registration statement filed under this Agreement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.
     8. Conduct of Indemnification Proceedings. If any person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been materially prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (A) the indemnifying party agrees to pay such fees and expenses; (B) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (C) the named parties to any proceeding (including impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the indemnifying party or that a conflict of interest is likely to exist among such indemnified party and other indemnified parties (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); and (ii) subject to clause (C) above, the indemnifying party shall not, in connection with any one such claim or proceeding of separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses of counsel for an indemnified party that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party shall not be subject to any liability for any settlement made without its consent. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.
     9. Contribution. If the indemnification provided for in this Agreement is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (“Losses”) (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 9, an indemnifying party that is a Holder shall not be required to contribute any amount that is in excess of the amount by which the total proceeds received by such indemnifying party from the sale of Shares held by such party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or sale of such Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     10. Priority. The indemnification provisions contained in this Agreement shall supersede the general indemnification provisions in the Stock Purchase Agreement.

11. Penalties for Company’s Failure to Comply.
     In the event that (i) the Company fails to file the Registration Statement with the Commission within 30 days of the date of this Agreement or (ii) the Company fails to cause the Commission to declare the Registration Statement effective within 120 days of the date of this Agreement or to maintain the effectiveness of the Registration Statement until the earlier of (x) the date that all of the Shares have been sold or (y) the date that all of the Shares may be freely traded without registration under Rule 144 promulgated under the Securities Act (provided in each that such failure is not caused by the Holders), then the Company shall pay to the Holders liquidated damages for each month that such default remains uncured of: (a) $50,000 for the first month that such default remains uncured; (b) $75,000 for the second month that such default remains uncured; and (c) $100,000 per month for each month that such default remains uncured thereafter, in each such case calculated on a pro rata basis to the date on which such default is cured. Any amounts to be paid as liquidated damages shall be paid in cash monthly in arrears on or before the 30th day following the end of the month or partial month to which they relate.
     12. Amendments. This Agreement may be amended only upon the prior written consent of the Company, the Seller’s Representative and the Insider Shareholders’ Representative (as defined in the Stock Purchase Agreement). Each Holder at the time or thereafter outstanding shall be bound by any consent authorized by this Section 12, whether or not such Shares shall have been marked to indicate such consent.
     13. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided in the Stock Purchase Agreement.
     14. Assignment. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the Holders, by virtue of their receipt of the Company Shares pursuant to the Stock Purchase Agreement, and by the Company and its respective successors and assigns; provided that, with respect to a Holder who is a transferee or assignee of an original Holder of Shares, (i) such transfer is effected in accordance with applicable securities law, (ii) the Company is given written notice of such assignment contemporaneous with such assignment or promptly thereafter, and (iii) the transferee or assignee by written agreement acknowledges that he is bound by the terms of this Agreement.
     15. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. One or more counterparts of this Agreement may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.
     16. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.
     18. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     19. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     20. Dispute Resolution. Other than with respect to injunctive or equitable relief sought by any party to this Agreement, all disputes arising after the date hereof in connection with this Agreement shall be finally settled under the then existing Rules (the “Rules”) of Conciliation and Arbitration of the International Chamber of Commerce (the “ICC”) by one (1) arbitrator which the Majority Holders and the Company shall agree upon from a list provided by the ICC in accordance with the Rules. In the event of failure of the parties hereto to agree to the appointment of an arbitrator within ten (10) days after the commencement of the arbitration proceeding, such arbitrator shall be appointed by the ICC in accordance with the Rules. Any such arbitration shall be held in Brussels, Belgium pursuant to the Laws of Florida unless the parties hereto mutually agree in writing upon some other location for arbitration. The arbitrators shall not be empowered to award punitive, exemplary and/or consequential damages to any party. There shall be no consolidation of this arbitration with any other dispute or proceeding involving third parties. The provisions of this Agreement shall prevail in case of inconsistency between the Rules and this Agreement. Any award rendered by the arbitrator shall be in writing, setting forth the reasons for the award, and shall be the final disposition on the merits, and the parties agree to execute such award. In the event that one of the parties hereto fails to execute the arbitrator’s award, the other party may turn to a court of competent jurisdiction with a petition to issue a decision on the execution of the arbitrator’s award. The award of the arbitrator may be, alternatively or cumulatively, for monetary damages or an order requiring the performance of obligations (including specific performance or injunctive relief) or any other appropriate order or remedy.
[Signature Pages To Follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date set forth in the first paragraph.

SELLERS:
/s/ Herman Oggel
Herman Oggel

/s/ Herman Oggel, Proxy Holder
Name: Kristof De Spiegeleer

/s/ Herman Oggel, Proxy Holder
Name: Joost Metten

/s/ Herman Oggel, Proxy Holder
Name: Wouter Van Eetvelde

/s/ Herman Oggel, Proxy Holder
Name: Jean-Bernard Everaert

/s/ Herman Oggel, Proxy Holder
Name: Kurt Glazemakers

/s/ Herman Oggel, Proxy Holder
Name: Paul-Richard Hellemans

/s/ Herman Oggel, Proxy Holder
Name: Kester Goh

Big Bang Ventures C.V.A.

By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

Big Bang Management C.V.B.A.

By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

Koceram N.V.
By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

Partech Europe Partners IV LLC
By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

KBC Private Equity N.V.
By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

DMS N.V.
By:	/s/ Herman Oggel
	Name:	Herman Oggel
Its: Proxy Holder

NIBC Principal Instruments I N.V.
By:	/s/ Joris De Meester
	Name:	Joris De Meester
Its: Proxy Holder

PIV IV LP
By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

Nesbic Converging Technologies & e-Commerce (Cte) Fund II BV
By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

Nesbic Converging Technologies & e-Commerce (Cte) Fund II CV

By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

Stichting Beheer Friends of Cte II
By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

Trustcapital Technology NV
By:	/s/ Barend Van Den Brande
	Name:	Barend Van Den Brande
Its: Proxy Holder

i7C GCV
By:	/s/ Herman Oggel
	Name:	Herman Oggel
Its: Proxy Holder

Oggel Management Consulting B.V.
By:	/s/ Herman Oggel
	Name:	Herman Oggel
Its: Proxy Holder

PURCHASER: TERREMARK EUROPE, INC.
By:	/s/ Jose Segrera
	Name:	Jose Segrera
Its: Executive Vice President and Chief Financial Officer

FOR AGREEMENT: TERREMARK WORLDWIDE, INC.
By:	/s/ Jose Segrera
	Name:	Jose Segrera
Its: Executive Vice President and Chief Financial Officer

Schedule A
Holders
Mr. Kristof De Spiegeleer
DMS NV
Mr. Joost Metten
Mr. Wouter Van Eetvelde
Mr. Jean-Bernard Everaert
Mr. Herman Oggel
NIBC Principal Instruments I NV
Big Bang Ventures C.V.A.
Big Bang Management C.V.B.A.
Partech Europe Partners IV LLC
PIV IV LP
Nesbic Converging Technologies & e-Commerce (Cte) Fund II BV
Nesbic Converging Technologies & e-Commerce (Cte) Fund II CV
Stichting Beheer Friends of Cte II
KBC Private Equity NV
Trustcapital Technology NV
Koceram NV
Kurt Glazemakers
I7C GCV
Paul-Richard Hellemans
Kester Goh
Oggel Management Consulting BV